NASDAQ: CLBK Thomas K. Kemly President and CEO Dennis E. Gibney EVP, Chief Financial Officer February 2019

Safe Harbor Statement THIS PRESENTATION CONTAINS FORWARD‐LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD‐LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD” OR SUCH AS WILL, WOULD, SHOULD, COULD “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD‐LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD‐LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD‐LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN COLUMBIA FINANCIAL’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD‐LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF COLUMBIA BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD‐LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 1.

Background . Columbia Financial, Inc. (“CLBK”) is the mid-tier holding company for Columbia Bank (the “Bank”), a community bank with 49 branches. . CLBK is in the mutual holding company (“MHC”) structure and completed its minority stock offering of 46% of the total shares outstanding (43% to depositors and 3% to a charitable foundation) on April 20, 2018, raising $498.3 million in gross proceeds. The remaining 54% of the total shares outstanding is owned by Columbia Bank, MHC. . Established in 1927, the Bank is headquartered in Fair Lawn, NJ and operates branches in 10 New Jersey counties. . The Bank attracts deposits from businesses and the general public and uses those funds to originate a variety of loans including commercial real estate and multifamily loans, residential mortgages, commercial business loans, construction loans, home equity loans and other consumer loans. . In addition to deposit and loan fees, the Bank offers title insurance through First Jersey Title Services, the Bank’s wholly owned subsidiary and insurance and investment advisory services through a third party relationship. 2.

Strategy . Increasing earnings through the growth of our balance sheet . Expanding our commercial business relationships . Continuing to emphasize the origination of 1-4 family residential mortgage loans . Increasing fee income through continued growth of fee-based activities . Expanding our franchise through de novo branching, branch acquisitions and the possible acquisition of other financial institutions and/or financial service companies . Maintaining asset quality through the application of a prudent, disciplined approach to credit risk as part of an overall risk management program . Expanding our technology infrastructure to broaden our product capabilities and improve product delivery and efficiency . Focusing on enhanced customer experience and continued customer satisfaction . Employing a shareholder-focused management of capital 3.

Vested Interest

- Directors and Executive Officers have individually purchased approximately 787 thousand shares as of February 1, 2019.
- The IPO purchase limitation for individuals and groups was 55 thousand shares. Insiders did not receive any preference in the IPO and some Executive Officers and Directors had their orders cut back due to the level of oversubscription.
- In total, Directors and employees subscribed for 3.0 million shares and were allocated 2.3 million shares (5% of the shares sold) in the IPO.
- A ESOP plan was established as part of the IPO and presently holds 4.5 million shares (9% of the shares sold).
- All Directors, Executive Officers and Senior Vice Presidents have share holding requirements to meet by the fifth anniversary of the IPO equal to: CEO = 5x salary, Directors = 3x fees, Sr. EVP/EVPs = 3x salary and SVPs = 1.5x salary.

Holder	Position	Common Stock Equivalent Held	Percent of Shares Outstanding	Percent of Minority Shares Outstanding	Market Value ($000)	Position Date	Source
Directors							
Noel R. Holland	Chairman of the Board	55,000	0.05%	0.10%	$ 840	4/19/2018	13D
Thomas J. Kemly	President, CEO and Director	122,966	0.11%	0.23%	1,879	1/18/2019	Form 4
Frank Czerwinski	Director	55,000	0.05%	0.10%	840	4/19/2018	13D
Raymond G. Hallock	Director	55,000	0.05%	0.10%	840	4/19/2018	13D
Henry Kuiken	Director	93,426	0.08%	0.18%	1,428	12/4/2018	Form 4
Michael Massood Jr.	Director	48,030	0.04%	0.09%	734	5/24/2018	Form 4
Elizabeth E. Randall	Director	34,057	0.03%	0.06%	520	12/6/2018	Form 4
Robert Van Dyk	Director	55,000	0.05%	0.10%	840	4/19/2018	13D
Executive Officers							
Edward Thomas Allen Jr.	SEVP and Chief Operating Officer	56,351	0.05%	0.11%	861	9/4/2018	Form 4
Joseph Francis Dempsey Jr.	EVP and Head of Commercial Banking	3,082	0.00%	0.01%	47	1/18/2019	Form 4
Dennis E. Gibney	EVP and Chief Financial Officer	65,099	0.06%	0.12%	995	1/18/2019	Form 4
Geri M. Kelly	EVP and Human Resources Officer	55,529	0.05%	0.10%	848	1/18/2019	Form 4
John Klimowich	EVP and Chief Risk Officer	16,940	0.01%	0.03%	259	1/18/2019	Form 4
Mark S. Krukar	EVP and Chief Credit Officer	35,597	0.03%	0.07%	544	1/18/2019	Form 4
Brian W. Murphy	EVP and Operations Officers	31,135	0.03%	0.06%	476	1/18/2019	Form 4
Allyson Katz Schlesinger	EVP and Head of Consumer Banking	5,126	0.00%	0.01%	78	1/18/2019	Form 4
					$ 12,031		

Market value is calculated using the closing price $15.28 as of 2/1/2019.

4.

Recent Additions to the Team Allyson Schlesinger was appointed as Executive Vice President, Head of Consumer Banking in September 2018. In that role, Ms. Schlesinger is responsible for the Retail Banking, Retail Lending, Wealth Management and Marketing Divisions of Columbia Bank. Ms. Schlesinger was previously with Citigroup, Inc. for 25 years, most recently as its Managing Director, U.S. Retail and Division Manager for Citi’s New York City and New Jersey markets. In this role she led their largest branch market globally, and helped to implement the “Big Apple” strategy by deploying next generation banking centers, and championing new digital strategies. Ms. Schlesinger holds a Bachelor’s Degree from the University of Michigan. Joseph Dempsey was appointed as Executive Vice President, Head of Commercial Banking in September 2018. In that role, Mr. Dempsey is responsible for Columbia Bank's Commercial Lending functions, including C&I, SBA, Middle Market Lending, Commercial Real Estate and Construction financing, as well as the Bank's Business Development Division. Mr. Dempsey previously served as New Jersey Market President and Chair of Market Leadership Team at JP Morgan Chase, where he directed Chase's middle market operations for the State of New Jersey before moving to Capital One as its Senior Regional Commercial Credit Officer. In that role, he was responsible for Middle Market lending activities in New Jersey, New York, Long Island and Pennsylvania. Mr. Dempsey holds a Bachelor's Degree from Dartmouth College and an M.B.A. in Finance from New York University. In addition to Ms. Schlesinger and Mr. Dempsey, we have hired Elizabeth De Laney, formerly of Valley National Bank, as SVP, Retail Lending and Linda LeMond, formerly of Orange Bank and Trust Co., as SVP, Treasury Management to implement and support treasury management services for commercial customers. 5.

Lending . In September 2018, the Bank segregated its lending function from its credit function to provide more independence and enhance credit oversight. . Mark Krukar assumed the role of Chief Credit Officer and Joseph Dempsey was hired as EVP, Head of Commercial Banking. . The Bank intends to continue to grow all segments of its loan portfolio, but will have a greater emphasis on commercial segments. . The Bank is currently increasing its commercial lending team in order to source new relationships and 3 Month Period loans. % . Historically, the Bank had limited its lending to Loan Type 9/30/2014 12/31/2018 Change properties or borrowers located in New Jersey. More $ in thousands recently, the Bank has followed existing commercial borrowers outside the state thereby expanding the Residential Real Estate $ 1,515,535 $ 1,830,186 20.8% market area for new borrowers to the neighboring Home Equity / Consumer 523,933 394,600 -24.7% States of Pennsylvania, New York and Connecticut. Commercial Real Estate 1,253,703 2,142,154 70.9% . Residential mortgage lending has expanded to Construction 133,110 261,473 96.4% Pennsylvania and New York counties contiguous to Commercial 118,255 333,876 182.3% our market area. Total Loans 3,544,536 4,962,289 40.0% . The Bank will seek to sell a portion of its residential Net Deferred Loan Costs 3,263 16,893 originations to support the growth of servicing fee Allowance for Loan Losses (57,904) (62,342) income. Loans Receivable, Net $ 3,489,895 $ 4,916,840 6.

Asset Quality . NPAs to assets have declined from 1.19% of assets at September 30, 2014 to 0.04% of assets at December 31, 2018. . While credit quality is strong, the Company operates in a judicial state with consumer friendly foreclosure and eviction laws and practices which elongate the collection process for mortgages. The Company periodically elects to sell delinquent loans to shorten the collection process. . ALLL to loans was 1.26% at December 31, 2018. . As previously noted, in order to further strengthen credit oversight as we grow, the Company has segregated its Credit Department from Commercial Lending to improve independence and enhance credit oversight. 7.

Deposits . The Company’s primary source of funds is deposits, which are comprised of transaction accounts, money market accounts, savings accounts and certificates of deposit. . Deposit growth is sourced through our retail branch network in conjunction with the efforts of our business development and commercial lending teams. . The Company will seek to add de novo branches to enter new markets and expand market penetration. . The Company does not currently use brokered deposits or on-line listing services to attract deposits. 3 Month Period 8.

Investments and Borrowings At December 31, 2018 Amortized Fair Securities Cost Value . The $1.3 billion security portfolio, at fair value, is In thousands primarily comprised of government and GSE Securities Available-for-Sale securities. US government and agency obligations $ 54,821 $ 54,157 . The portfolio is highly liquid and generates Agency MBS and CMOs 934,631 920,007 consistent cash flow. Municipal obligations 987 987 . Corporate debt securities 54,493 53,467 The Company will assume duration risk. The Trust preferred securities 5,000 4,250 portfolio had a duration of 4.1 at December 31, Equity securities 1,196 1,890 2018. Total $ 1,051,128 $ 1,034,758 Borrowings . At December 31, 2018, all borrowings are with the Securities Held-to-Maturity FHLB of New York as a counterparty. US government and agency obligations $ 23,404 $ 23,241 . Agency MBS and CMOs 238,739 231,600 Longer term fixed-rate borrowings are used to offset Total $ 262,143 $ 254,841 the duration of the residential mortgage portfolio. . The Company will borrow on a three-month rolling Yield for the three months ended December 31, 2018 was 2.88% basis and utilize interest rate swaps to hedge interest costs for terms up to seven years. . The Company redeemed the entire $51.5 million of 8.00% trust preferred securities in August 2018. 9.

Earnings Columbia Financial, Inc. Summary Income Statement ($ in thousands) unaudited Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Interest and dividend income $ 61,785 $ 49,169 $ 226,290 $ 189,274 Interest expense 18,410 12,240 62,256 45,965 Net interest income 43,375 36,929 164,034 143,309 Provision for loan losses 777 3,400 6,677 9,826 Non-interest income 6,405 4,733 21,688 16,818 Non-interest expense 31,013 25,601 145,386 105,421 Pre-tax income 17,990 12,661 33,659 44,880 Income tax expense 3,123 8,983 10,923 20,123 Net income $ 14,867 $ 3,678 $ 22,736 $ 24,757 Basic and diluted earnings per share $ 0.13 N/A $ 0.20 N/A Core net income $ 14,867 $ 3,725 $ 50,123 $ 29,190 Reconciliation of GAAP to Non-GAAP Financial Measures Reconciliation to Core Net Income Net income $ 14,867 $ 3,678 $ 22,736 $ 24,757 Add: contribution to foundation, net of tax - - 27,466 2,744 Add: losses (gains) on sale of investment securities, net of tax - 47 (79) 1,689 Core net income $ 14,867 $ 3,725 $ 50,123 $ 29,190 10.

Digital Platform and Strategy

- The Company completed its core system conversion in 2015 to a state-of-the-art banking platform to facilitate real time transactions.
  - This real time platform allows the Company to support online account opening, mobile transactions and creates an enhanced user experience across our digital banking channels
  - The platform also facilitates P2P payments and advanced fraud monitoring applications
- In 2016, the Company implemented a residential and consumer origination system to enhance productivity and customer experience. Online loan applications are fully supported.
- The Q2 Business Treasury Management platform was implemented in 2018, enabling the Company to match the offerings of money center banks and far exceeding the capabilities of many of our regional peers.
- A CRM and Commercial Loan Origination System will be implemented in 2019, which we believe will enhance the capability and efficiency of both our salesforce and back office.


Columbia Bank Mobile Banking
Has Been Rated
4.8 OUT OF 5 STARS!
One of Banking's Highest Rated Apps
On The iOS App Store!
Download It Today!

Mobile App Survey Taken the Week of September 17, 2018

	Columbia Bank	Money Center Bank 1	Money Center Bank 2	Regional Competitor 1	Regional Competitor 2
Touch ID	X	X	X	X	X
Account Transfers	X	X	X	X	X
Bill Pay	X	X	X	X	X
Remote Check Deposit	X	X	X	X	X
P2P Payments	X	X	X		
Loan Payments	X	X	X		
ATM Preferences	X	X			
Online Statements	X	X	X	X	
Account Opening	X				
Find a Branch	X	X	X	X	X
Credit Score		X	X		
Card Management	X (Separate App)	X	X		X (Separate App)
Personal Financial Management			X		
Apple Watch			X	X	

Money Center Banks are assumed to have assets >$100B and Regional Competitors have assets > $10B.

11.

What Differentiates CLBK? . We are fully invested in the success of the Company . We have a long tenured management team and have supplemented the team with strong outside hires . We are further along in developing our commercial business line than our thrift counterparts . We source the overwhelming majority of our commercial loan originations . We invest where appropriate, but maintain a discipline of cost control . We have developed a robust enterprise risk management culture and maintain strong regulatory relationships . We have a strong interest rate risk management program . We are agile with the ability to adapt to changing market conditions . We offer a challenging and rewarding work environment with strong employee loyalty . We maintain a strong commitment to the communities we serve 12.